UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 20, 2007

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

19500 Jamboree Road, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

On February 22, 2007, Impac Mortgage Holdings, Inc. (the “Company”) issued a press release announcing its results for the year ended December 31, 2006.  A copy of the press release is attached hereto as Exhibit 99.1 and the information therein is incorporated herein by reference.

The information in this Item 2.02 of Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 4.02               Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Restated Consolidated Financial Statements for 2005 and 2004

Certain amounts in the 2005 and 2004 Consolidated Statements of Cash Flows are being restated to properly reflect specific intercompany activities; cash receipts from loan sales and cash disbursements for loan purchases between consolidated companies in “Sale and principal reductions on mortgages held-for-sale” under operating activities and loan purchases in “Change in securitized mortgage collateral” in investing activities, as non-cash transactions. Such intercompany activities are not reflected as sales and purchases of loans on a consolidated basis, thus they are only redesignations of the loans from held-for-sale to mortgages held-for-investment and ultimately securitized mortgage collateral. The correction of the error increases cash used in operating activities and increases cash provided by investing activities. The restatement of this information does not change total cash and cash equivalents as reported for December 31, 2005 and 2004. Furthermore, the restatement has no effect on the Company’s Consolidated Statements of Operations and Comprehensive Earnings, Consolidated Balance Sheets or Consolidated Statements of Changes in Stockholders’ Equity and as such it has no effect on the Company’s taxable income as reported.

In addition, certain amounts within the Consolidated Statements of Operations and Comprehensive Earnings have been restated to reflect the “Amortization of deferred charge” related to income taxes on intercompany gains for 2005 and 2004 from non-interest expense to income tax expense (benefit). Such correction is believed to more clearly reflect the overall income tax charges or benefits during 2005 and 2004. The restatement of this information does not change net earnings as reported for December 31, 2005 and 2004. Furthermore, the restatement has no effect on the Company’s Consolidated Balance Sheets, Consolidated Statements of Changes in Stockholders’ Equity or Consolidated Statements of Cash Flows and as such it has no effect on the Company’s taxable income as reported.

The effect of the changes on the Company’s previously reported Consolidated Statement of Cash Flows, and Consolidated Statements of Operations and Comprehensive Earnings for the twelve months ended December 31, 2005 and 2004 are as follows:

Consolidated Statements of Cash Flows

	Unaudited
	As Restated		As Previously Reported
in thousands	2005	2004	2005	2004	05 vs. 05	04 vs. 04
CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings	$270,258	$257,637	$270,258	$257,637	$—	$—
Sale and principal reductions on mortgages held-for-sale	8,625,002	5,128,025	20,875,235	22,037,869	(12,250,233)	(16,909,844)
Net of other items presented in operating activities	(21,953,870)	(22,474,878)	(21,958,335)	(22,474,878)	4,465	—
Net cash used in operating activities	$(13,058,610)	$(17,089,216)	$(812,842)	$(179,372)	$(12,245,768)	$(16,909,844)

CASH FLOWS FROM INVESTING ACTIVITIES:
Change in securitized mortgage collateral	$9,900,030	$4,570,643	$(3,513,890)	$(12,827,524)	$13,413,920	$17,398,167
Finance receivable advances to customers	(5,039,922)	(7,562,998)	121,603	158,210	(5,161,525)	(7,721,208)
Repayments of finance receivables	5,161,525	7,721,208	—	—	5,161,525	7,721,208
Net change in mortgages held-for-investment	(748,083)	(432,062)	420,069	56,261	(1,168,152)	(488,323)
Net of other unchanged items presented in investing activities	25,885	36,353	25,885	36,353	—	—
Net cash (used in) provided by investing activities	$9,299,435	$4,333,144	$(2,946,333)	$(12,576,700)	$12,245,768	$16,909,844

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash disbursements under reverse repurchase agreements	$(38,067,422)	$(35,195,683)	$902,517	$(41,249)	$(38,969,939)	$(35,154,434)
Cash receipts from reverse repurchase agreements	38,969,939	35,154,434	—	—	38,969,939	35,154,434
Net of other unchanged items presented in financing activities	2,678,928	12,996,519	2,678,928	12,996,519	—	—
Net cash provided by financing activities	$3,581,445	$12,955,270	$3,581,445	$12,955,270	$—	$—

Net change in cash and cash equivalents	$(177,730)	199,198	(177,730)	199,198	—	—
Cash and cash equivalents at beginning of year	324,351	125,153	324,351	125,153	—	—
Cash and cash equivalents at end of year	$146,621	$324,351	$146,621	$324,351	$—	$—

NON-CASH TRANSACTIONS:
Transfer held-for-sale to securitized mortgage collateral	1,989,063	—	—	—	1,989,063	—
Transfer held-for-investment to securitized mortgage collateral	11,424,856	17,403,735	—	—	11,424,856	17,403,735
Transfer held-for-sale to held-for-investment collateral	$10,256,704	$16,909,844	$—	$—	$10,256,704	$16,909,844

Consolidated Statements of Operations and Comprehensive Earnings

	Unaudited
	As Restated		As Previously Reported
in thousands	2005	2004	2005	2004	05 vs. 05	04 vs. 04
Amortization of deferred charge	—	—	27,174	16,212	(27,174)	(16,212)
Total non-interest expense	127,213	92,846	154,387	109,058	(27,174)	(16,212)
Net earnings before income taxes	267,781	260,399	240,607	244,187	27,174	16,212
Income tax benefit	(2,477)	2,762	(29,651)	(13,450)	27,174	16,212
Net earnings	$270,258	$257,637	$270,258	$257,637	$—	$—

Our Annual Report on Form 10-K for the year ended December 31, 2006 (the “2006 Form 10-K”) to be filed with the Securities and Exchange Commission will reflect the restatement of our

Consolidated Statements of Cash Flows and the Consolidated Statements of Operations and Comprehensive Earnings for the years ended December 31, 2005 and 2004.  The authorized officers of the Company have discussed the matters included in this item with its independent registered public accounting firm, Ernst & Young LLP, and its previous independent registered public accounting firm, KPMG LLP and, on February 20, 2007, determined that the Company’s financial statements and the related reports of Ernst & Young LLP and KPMG LLP (and all earnings press releases and similar communications issued by the Company), relating to years 2005 and 2004 should not be relied upon pending the filing of the December 31, 2006 Form 10-K. Furthermore, for the same reasons, the quarterly financial statements for 2006 should not be relied upon.

Reclassification Adjustments to 2005 and 2004 Presentation to Conform to the 2006 Presentation

In connection with the filing of its 2006 Form 10-K, the Company plans to reclassify the presentation of the Consolidated Statement of Operations and Comprehensive Income to reflect “Amortization and impairment of mortgage servicing rights,” “Write-down on investment securities available-for-sale,” and “Loss(gain) on disposition of real estate” as other non-interest income rather than non-interest expense, for all periods presented.

Also, the Company previously presented cash receipts and cash payments as net cash flows from finance receivables and reverse repurchase agreements within the Consolidated Statements of Cash Flows as presented in the table above.  The Company will now report these amounts as gross cash receipts and cash disbursements.  The 2006 consolidated financial statements and notes thereto, to be included in the 2006 Form 10-K, will reflect these reclassifications for 2005 and 2004.

Exhibit 9.01          Financial Statements and Exhibits.

(d) Exhibits

99.1                         Press Release Dated February 22, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.
Date: February 22, 2007

	By:	/s/ Gretchen Verdugo
	Name:	Gretchen Verdugo
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release Dated February 22, 2007